By Electronic Delivery to: andy.jin@nocera.net; rcarmel@srfc.law; bsklar@srfc.law

May 7, 2025

Mr. Andy Ching-An Jin
Chief Executive Officer
Nocera, Inc.
3F (Building B), No. 185, Sec. 1, Datong Rd.
Xizhi Dist., New Taipei City 221, Taiwan, ROC

Re: Nocera, Inc. (the "Company")
Nasdaq Symbol: NCRA

Dear Mr. Jin:

On April 24, 2025, Staff notified the Company that it no longer met the periodic filing requirement for The Nasdaq Stock Market under Listing Rule 5250(c)(1) (the "Rule"). Based on the May 6, 2025, filing of the Company's Form 10-K for the year ended December 31, 2024, Staff has determined that the Company complies with the Rule. Accordingly, this matter is now closed.

If you have any questions, please do not hesitate to contact me at +1 301 624 3072.

Sincerely,

W. Wayne Bush, CFA
Director
Nasdaq Listing Qualifications